FORM OF WARRANT

CLEAR SKIES HOLDINGS, INC.
No. _____	_________Shares

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:30 P.M., EASTERN
TIME, ON THE EXPIRATION DATE

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

FOR VALUE RECEIVED, CLEAR SKIES HOLDINGS, INC., a Delaware corporation (the “Company”), hereby agrees to sell upon the terms and on the conditions hereinafter set forth, but no later than 5:30 p.m., Eastern Time, on the Expiration Date (as hereinafter defined), to _________________, or registered assigns (the “Holder”), under the terms as hereinafter set forth, _____________ fully paid and non-assessable shares of the Company’s common stock, par value $0.001 per share (the “Warrant Stock”), at a purchase price of $0.50 per share (the “Warrant Price”), pursuant to this warrant (this “Warrant”). The number of shares of Warrant Stock to be so issued and the Warrant Price are subject to adjustment in certain events as hereinafter set forth. The term “Common Stock” shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.

1. Exercise of Warrant.

(a) The Holder may exercise this Warrant according to its terms by surrendering this Warrant to the Company at the address set forth in Section 9, together with the form of exercise attached hereto duly executed by the Holder, accompanied by cash, certified check or bank draft in payment of the Warrant Price, in lawful money of the United States of America, for the number of shares of the Warrant Stock specified in such form of exercise, or as otherwise provided in this Warrant, prior to 5:30 p.m., Eastern Time, on ___________, 2010 (the “Expiration Date”).

(b) This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of Warrant Stock. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman, Chief Executive Officer, President or any Vice President of the Company. The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

(c) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the fair market value of such fractional shares of Common Stock (which shall be the closing price of such shares on the exchange or market on which the Common Stock is then traded) on the date of exercise of this Warrant.

(d) In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised. The Holder shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, the Holder shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant; provided, however, that the Company shall not be required to pay any income tax payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. “Person” shall mean any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

2. Disposition of Warrant Stock and Warrant.

(a) The Holder hereby acknowledges that this Warrant and any Warrant Stock purchased pursuant hereto are, as of the date hereof, not registered: (i) under the Act on the ground that the issuance of this Warrant is exempt from registration under Section 4(2) of the Act as not involving any public offering or (ii) under any applicable state securities law because the issuance of this Warrant does not involve any public offering; and that the Company’s reliance on the Section 4(2) exemption of the Act and under applicable state securities laws is predicated in part on the representations hereby made to the Company by the Holder that it is acquiring this Warrant and will acquire the Warrant Stock for investment for its own account, with no present intention of dividing its participation with others or reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

The Holder hereby agrees that it will not sell or transfer all or any part of this Warrant and/or Warrant Stock, except pursuant to an effective registration statement under the Act, unless and until it shall first have given notice to the Company describing such sale or transfer and furnished to the Company either (i) an opinion of counsel for the Company, which the Company shall obtain at its own expense, to the effect that the proposed sale or transfer may be made without registration under the Act and without registration or qualification under any state law, or (ii) an interpretative letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act.

(b) If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, then the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear a legend reading substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate “stop transfer” orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.

3. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will be duly authorized and will, upon issuance and against payment of the Warrant Price therefor, be (i) fully paid and non-assessable, and (ii) free from all liens, charges and security interests, with the exception of any arising through the acts or omissions of any Holder or from applicable Federal and state securities laws..

4. Exchange, Transfer or Assignment of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with an appropriate instrument of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its warrant transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

5. Capital Adjustments. This Warrant is subject to the following further provisions:

(a) During the period from the date of this Warrant until the earlier of (i) twenty-four (24) months following the initial closing date of the Company’s private placement (the “Offering”) pursuant to a Confidential Private Placement Memorandum, dated November 12, 2007, as amended, and (ii) the date that the “resale” registration statement covering the shares of Common Stock sold in the Offering and the shares of Warrant Stock issuable upon exercise of this Warrant is declared effective by the Securities and Exchange Commission (the “Adjustment Period”), in the event the Company issues or grants any shares of Common Stock or Common Stock Equivalents (as defined below) at a per share price (the “New Issuance Price”) that is lower than the then effective Warrant Price (a “Dilutive Issuance”), other than Excluded Securities (as defined below), then immediately after such Dilutive Issuance, the Warrant Price then in effect shall be reduced to the New Issuance Price. For purposes hereof, if the holder of the Common Stock or Common Stock Equivalents issued in any Dilutive Issuance shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices, be entitled to receive shares of Common Stock at an effective price per share that is lower than the then effective Warrant Price, then such issuance shall be deemed to have occurred for less than the then effective Warrant Price on the date of the Dilutive Issuance. Such adjustment shall be made whenever any Dilutive Issuance is made within the Adjustment Period. Notwithstanding the foregoing, no adjustment will be made under this Section 5(a) in respect of any issuance of Excluded Securities.

(i) Notwithstanding anything to the contrary herein, adjustments to the Warrant Price pursuant to this Section 5(a) shall not give rise to, or be accompanied by, any adjustment to the number of shares of Warrant Stock issuable upon exercise of this Warrant.

(ii) “Common Stock Equivalents” means any securities of the Company or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(iii) “Excluded Securities” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, or consultants of the Company or its subsidiaries pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant, provided that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities (it being understood that an adjustment pursuant to the terms of such securities shall not be deemed an amendment thereto); (c) securities issued in connection with bona fide strategic transactions entered into by the Company, whether by merger, consolidation, joint venture, acquisition, sale or purchase of assets, sale, purchase or exchange of stock or otherwise, in each case approved by a majority of the disinterested directors of the Company where such directors have determined, in good faith, that such transaction is not primarily for the purpose of raising capital; (d) securities issued to service providers (such as investor relations firms) or lessors in consideration for bona fide services provided to the Company in each case that are approved by the Company’s board of directors, or (e) securities issued or issuable pursuant to stock dividends, stock splits or similar transactions.

(b) If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a Person, or the sale or transfer of all or substantially all of the Company’s assets or of any successor corporation’s assets to any Person (any such Person being included within the meaning of the term “successor corporation”) shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

(c) If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, then the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Warrant Price shall be proportionately adjusted.

(d) If the Company at any time while this Warrant is outstanding and unexpired shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, then (i) the Warrant Price shall be adjusted in accordance with Section 5(f) and (ii) the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock that the Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

(e) If the Company shall at any time after the date of issuance of this Warrant distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings or current year’s or prior year’s earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in the immediately preceding paragraph) (any of the foregoing being hereinafter in this paragraph called the “Securities”), then in each such case, the Company shall reserve shares or other units of such Securities for distribution to the Holder upon exercise of this Warrant so that, in addition to the shares of the Common Stock to which such Holder is entitled, such Holder will receive upon such exercise the amount and kind of such Securities which such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Securities, exercised this Warrant.

(f) Except as otherwise provided herein (such as in Section 5(a)), whenever the number of shares of Warrant Stock purchasable upon exercise of this Warrant is adjusted, as herein provided, the Warrant Price payable upon the exercise of this Warrant shall be adjusted to that price determined by multiplying the Warrant Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of shares of Warrant Stock purchasable upon exercise of this Warrant immediately thereafter.

(g) The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this Section 5 shall exclude any shares then directly or indirectly held in the treasury of the Company.

(h) The Company shall not be required to make any adjustment pursuant to this Section 5 if the amount of such adjustment would be less than one percent (1%) of the Warrant Price in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment.

(i) Following each computation or readjustment as provided in this Section 5, the new adjusted Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant shall remain in effect until a further computation or readjustment thereof is required.

6. Notice to Holders.

(a) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another Person, or any conveyance of all or substantially all of the assets of the Company to another Person; or

(iii) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the record date therein specified, or if no record date shall have been specified therein, at least twenty (20) days prior to the date of such action, provided, however, failure to provide any such notice shall not affect the validity of such transaction.

(b) Whenever any adjustment shall be made pursuant to Section 5 hereof, the Company shall promptly make a certificate signed by its Chairman, Chief Executive Officer, President, Vice President, Chief Financial Officer or Treasurer, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price and number of shares of Warrant Stock purchasable upon exercise of this Warrant after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

7. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

8. Warrant Holder Not a Stockholder. The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

9. Notices. Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, postage prepaid, or nationally recognized overnight delivery service, to the Company at its principal executive offices: 5020 Sunrise Highway, Suite 227, Massapequa Park, New York 11762, Attention: Chief Executive Officer, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

10. Choice of Law. THIS WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

11. Jurisdiction and Venue. The Company and the Holder, by its acceptance hereof, hereby agree that any dispute which may arise between them arising out of or in connection with this Warrant shall be adjudicated only before a State or Federal court located in New York County, State of New York and they hereby submit to the exclusive jurisdiction of such courts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Warrant or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as such party shall furnish in writing to the other.

[Signature Page Follows immediately]

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed on its behalf, in its corporate name and by its duly authorized officer, as of this ___ day of ________, 2007.

CLEAR SKIES HOLDINGS, INC.

By:
Name: Ezra J. Green
Title: Chief Executive Officer

Warrant Signature Page

FORM OF EXERCISE
(to be executed by the registered holder hereof)

The undersigned, ____________________________, pursuant to the provisions of the foregoing Warrant, hereby elects to exercise the within Warrant to the extent of purchasing _____________________ shares of common stock, par value $0.001 per share, of Clear Skies Holdings, Inc. thereunder and hereby makes payment of $_______________ by certified or official bank check in payment of the Warrant Price.

Dated:	Signature:	_________________________________________

	Address:	_________________________________________

ASSIGNMENT

FOR VALUE RECEIVED _______________________________________ hereby sells, assigns and transfers unto _____________________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________________, attorney, to transfer said Warrant on the books of Clear Skies Holdings, Inc.

Dated:	Signature:	_________________________________________

	Address:	_________________________________________

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED __________________________ hereby assigns and transfers unto _________________________ the right to purchase __________ shares of the Common Stock, $0.001 par value per share, of Clear Skies Holdings, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint __________________________, attorney, to transfer that part of said Warrant on the books of Clear Skies Holdings, Inc.

Dated:	Signature:	_________________________________________

	Address:	_________________________________________